SCUDDER
                                                                     INVESTMENTS


Scudder PreservationPlus Income Fund

Supplement to the currently effective prospectus for Investment Class shares

--------------------------------------------------------------------------------

The information below supplements and, to the extent appropriate, replaces similar disclosure in the sections of the fund's prospectus captioned "The Fund's Main Investment Strategy," "Investment Process," "The Main Risks of Investing in the Fund," "The Fund's Performance History," "How Much Investors Pay," "Other Policies and Secondary Risks," "Who Manages and Oversees the Fund," "Buying and Selling Fund Shares," "Policies You Should Know About" and "Understanding Distributions and Taxes."

Changes to the Fund

The Board of Trustees of Scudder PreservationPlus Income Fund (the "fund") and of PreservationPlus Income Portfolio (the "Portfolio"), the "master fund" in which the fund invests substantially all of its assets, has approved changes to the fund's and the Portfolio's investment objective and policies, as set forth below.^1 The Board has taken these actions based on its assessment of the long-term ability of the fund and the Portfolio to continue to pursue their current goal of maintaining a stable net asset value per share, in light of the current regulatory uncertainty regarding the valuation of Wrapper Agreements, the potential inability to enter into Wrapper Agreements in the future and the current interest rate environment.

As noted in the prospectus, the staff of the Securities and Exchange Commission (the "SEC") has inquired as to the valuation methodology for Wrapper Agreements commonly used by "stable value" mutual funds, including the fund. The SEC has not issued any public statement regarding the results of its inquiry or indicated when, if ever, it might issue such a statement. The Board considered relevant circumstances, including the SEC inquiry, expected interest rate changes and the current value of the fund's and the Portfolio's assets, including and not including the Wrapper Agreements, and has determined that the fund and the Portfolio should change their investment objective and policies. The Board can change the fund's and the Portfolio's investment objective and policies without shareholder approval.

^1 References in this Supplement to the fund's investment objectives and policies include those of the Portfolio.

New Investment Objective and Policies The Board

of Trustees has approved a change to the fund's investment objective, to be effective November 17, 2004, under which the fund will no longer seek to maintain a stable net asset value per share. The fund's new investment objective will be to provide high income while also seeking to maintain a high degree of stability of shareholders' capital. To effect this change in the fund's investment objective, effective October 18, 2004 the fund will no longer enter into Wrapper Agreements, as defined in the prospectus, in an attempt to stabilize its net asset value per share. During the period from October 18, 2004 through November 16, 2004, the fund will give appropriate notice of termination of its existing Wrapper Agreements and will seek to continue to maintain a stable net asset value per share, although there can be no assurance that the fund's net asset value per share will not fluctuate. On October 15, 2004, the fund's net asset value per share calculated without reference to Wrapper Agreements was above $10 for Investment Class shares.

During the period from October 18, 2004 through November 16, 2004, the fund will continue to be closed to new investors. Current qualified defined contribution plan shareholders may continue to make additional investments directly into their existing account or through reinvestment of their dividends. Qualified defined contribution plans that already have the fund as an option may continue to offer it to their participants. No new accounts, either by existing shareholders or new shareholders (outside of qualified plans), may be opened. However, there is no assurance that these policies will be effective in limiting new investors outside of qualified plans in all cases.

Effective November 17, 2004, the fund will invest, under normal market conditions, at least 65% of its total assets in fixed income securities rated, at the time of purchase, within the top four long-term rating categories by a nationally recognized statistical rating organization (a "NRSRO") (or, if unrated, determined by the advisor to be of similar quality) and will no longer use Wrapper Agreements. The fund will invest in securities of varying maturities and seek to maintain an average portfolio duration of 1 to 4.5 years. The fund's net asset value per share will fluctuate based on changes in the market value of the securities it holds.

The fund will continue to invest in a diversified portfolio of investment grade fixed income securities, including:

o US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government. Securities issued by certain agencies and instrumentalities of the US government are not guaranteed by the US government and are supported solely by the credit of the instrumentality;

o US dollar-denominated securities issued by domestic or foreign corporations, foreign governments or supranational entities;

o US dollar-denominated asset-backed securities issued by domestic or foreign entities;

o Mortgage pass-through securities issued by governmental and non-governmental issuers;

o Collateralized mortgage obligations, real estate mortgage investment conduits and commercial mortgage backed securities;

o Obligations issued or guaranteed, or backed by securities issued or guaranteed, by the US government, or any of its agencies or instrumentalities, including CATS, TIGRs, TRs and zero coupon securities, which are securities consisting of either the principal component or the interest component of a US Treasury bond; and

o Short-term investments, including money market mutual funds. The fund will invest in short-term investments to meet shareholder withdrawals and other liquidity needs. Short-term investments will be rated at the time of purchase within one of the top two short-term rating categories by a NRSRO or, if unrated, determined by the advisor to be of similar quality.

The fund will continue to gain exposure to high yield debt securities (commonly known as "junk bonds") by investing up to 10% of its assets in lower-rated securities rated in the fifth and sixth long-term rating categories by a NRSRO (or, if unrated, determined by the advisor to be of similar quality) but will not make additional investments in Scudder High Income Plus Fund ("High Income Plus") for this purpose. The fund will commence a process of redeeming all of its holdings in High Income Plus and may temporarily hold directly securities rated lower than B by a NRSRO (or, if unrated, determined by the advisor to be of similar quality) if necessary to permit an orderly disposition of the securities received as a result of its redemption in kind from High Income Plus.

The fund will continue to utilize the global asset allocation strategy outlined in the prospectus. The fund may continue to invest in derivatives to increase its exposure to certain groups of securities, keep cash on hand to meet redemptions, as a hedging strategy to maintain a specific portfolio duration or to protect against market risk. The fund may also continue to invest in and utilize Rule 144A securities, to be announced (TBA securities), when-issued and delayed delivery securities, repurchase agreements, reverse repurchase agreements and dollar rolls. The fund's investment in illiquid securities will continue to be limited to 15% of its net assets.

The fund will continue to follow the investment process described in the prospectus except that the fund will no longer enter into Wrapper Agreements. Similarly, the fund will continue to be subject to all of the investment risks outlined in the prospectus, except that the fund will no longer be subject to the risks associated with the use of Wrapper Agreements.

Opening to New Investors; Elimination of Redemption Fees

Effective November 17, 2004, Investment Class shares will be available for purchase by any investor who meets the minimum investment and other requirements to purchase Investment Class shares, as well as individual retirement accounts and individuals purchasing through participant-directed employee benefit plans. The fund reserves the right to reject any purchase order.

Effective November 17, 2004, the fund will waive all redemption fees that were previously payable on a redemption of its Investment Class shares on any day that the "Interest Rate Trigger," as defined in the prospectus, was "active."

Changes in Performance Benchmarks

Effective November 17, 2004, the fund will compare its performance to the Lehman 1-3 Year Government/Credit Index, which is a widely accepted benchmark of short-term fixed income securities. It is a total return index consisting of US government agency securities, US government Treasury securities and investment grade corporate debt securities with maturities of one to three years. The fund will no longer compare its performance to the iMoneyNet First Tier Retail Money Funds Average, because it no longer has the objective of maintaining a stable net asset value per share. Similarly, it will no longer compare its performance to the Wrapped Lehman Intermediate Aggregate Income Index, a custom benchmark which includes investment in a book value wrapper agreement, because it will no longer use Wrapper Agreements to maintain a stable net asset value per share.

New Shareholder Fees and Expenses

The changes in the fund's shareholder fees and operating expenses in conjunction with its new investment objectives and policies are reflected in the table set forth below:

--------------------------------------------------------------------------------
Fee Table                                              Investment Class
--------------------------------------------------------------------------------

Shareholder Fees, fees paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases                    None
--------------------------------------------------------------------------------
Maximum Redemption Fee                                       None
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets^2
--------------------------------------------------------------------------------
Management Fee^3                                              0.70%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                     None
--------------------------------------------------------------------------------
Other Expenses                                                0.68
(including a 0.25% shareholder servicing fee)
--------------------------------------------------------------------------------
Total Annual Operating Expenses                               1.38
--------------------------------------------------------------------------------
Less Fee Waiver/Expense Reimbursements^4                      0.52
--------------------------------------------------------------------------------
Total Net Annual Operating Expenses                           0.86
--------------------------------------------------------------------------------

^2  Expenses include expenses of both the fund and the Portfolio.

^3 The advisory fee is not charged on assets invested in affiliated money market funds. The fund will pay its pro rata share of the operating expenses, including the investment advisory fee, of any mutual fund in which it invests.

^4 The investment advisor and administrator have contractually agreed through February 1, 2006 to waive a portion of their fees and reimburse expenses so that total operating expenses will not exceed 0.86% for Investment Class shares. This agreement supersedes another contractual fee waiver agreement previously in effect.

Based on the costs above (including up to 15 months of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses on the previous page remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                         1 Year      3 Years      5 Years     10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Investment Class shares           $88         $386         $706       $1,612
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Investment Class shares           $88         $386         $706       $1,612
--------------------------------------------------------------------------------

New Portfolio Manager

Effective October 18, 2004, Andrew Cestone will manage the fund's assets invested in high yield securities. Mr. Cestone is a Managing Director of Deutsche Asset Management and the lead manager of High Income Plus and Scudder High Income Fund. John D. Axtell, Eric Kirsch, Sean P. MacCaffrey and Robert Wang will continue to be responsible for the day-to-day management of the remainder of the fund's assets.

Buying and Selling Investment Class Shares

Effective November 17, 2004, the fund's Investment Class shares will be available for purchase by any investor who meets the minimum investment and other requirements to purchase Investment Class shares. You may buy Investment Class shares only if you have a shareholder account set up with a financial advisor. Financial advisors include brokers, financial representatives or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the fund. Financial advisors may charge additional fees to investors for those services not otherwise included in their servicing agreement, such as cash management or special trust or retirement investment reporting.

Contact your financial advisor for details on how to enter and pay for your order. The fund's advisor, administrator or their affiliates may provide compensation to financial advisors for distribution, administrative and promotional services.

--------------------------------------------------------------------------------
Investment minimums
--------------------------------------------------------------------------------
Initial investment                            $1,000
--------------------------------------------------------------------------------
Subsequent investment                         $50
--------------------------------------------------------------------------------
Automatic investment plan (minimum/maximum)   $50/$250,000
--------------------------------------------------------------------------------
Minimum account balance                       $1,000
--------------------------------------------------------------------------------

The fund and its service providers reserve the right to waive or modify the investment minimums from time to time at their discretion.

Effective November 17, 2004, the fund will waive all redemption fees that were previously payable on a redemption of its Investment Class shares on any day that the "Interest Rate Trigger," as defined in the prospectuses was "active."

The fund may close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days' notice so you can either increase your balance or close your account (although these policies don't apply to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance).

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a distribution for a given period.

The fund has a regular schedule for paying out any earnings to shareholders:

o  Income dividends: The fund declares dividends daily and pays them monthly.

o Short-term and long-term capital gains: The fund will pay these in November or December, or otherwise as needed.

For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by a fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Similarly, there will be no tax consequences when a qualified retirement plan buys or sells fund shares.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. Distributions are taxable whether you received them in cash or reinvested them in additional shares. For retirement plans, reinvestment (at NAV) is the only option.

Since the fund's net asset value will fluctuate, effective November 17, 2004 the fund will no longer follow a policy of declaring a reverse stock split when it makes capital gains distributions or additional income distributions.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

The tax status of the fund's earnings you receive and your own fund transactions generally depends on their type:

--------------------------------------------------------------------------------
Generally taxed at capital gain rates: Generally taxed at ordinary income rates:
--------------------------------------------------------------------------------
Distributions from the fund

o gains from the sale of securities    o gains from the sale of securities held
  held by the fund for more than one     by the fund for one year or less
  year
                                       o all other income
o qualified dividend income
--------------------------------------------------------------------------------
Transactions involving fund shares

o gains from selling fund shares held  o gains from selling fund shares held
  for more than one year                 for one year or less
--------------------------------------------------------------------------------

Any investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively impacted.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include interest from fixed-income securities. In addition, the fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund's shares for the lower rates to apply.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been reduced to 15%. For more information, see the Statement of Additional Information, under "Taxes."

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund pays a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.



               Please Retain This Supplement for Future Reference









October 15, 2004